Exhibit 99.1

Accelerate Diagnostics Announces First Quarter Financial Results and Provides COVID-19 Business Updates

TUCSON, Ariz., May 7, 2020 /PRNewswire/ -- Accelerate Diagnostics, Inc. (NASDAQ: AXDX), today announced financial results for the quarter ending March 31, 2020 and provided a business update regarding the impact of the ongoing COVID-19 pandemic on the Company’s operations.

“Our first quarter got off to a solid start, as sales, new contracts, and go-lives all progressed as anticipated through January and February. As we moved into March, hospitals began shifting their focus toward preparing for and treating COVID-19 patients, and these shifting priorities, along with meaningful restrictions on hospital access, led to lower-than-expected new contracts and go-lives for the quarter,” commented Jack Phillips, Chief Executive Officer of Accelerate Diagnostics, Inc. “However, we are adapting our business to maximize our commercial execution in the near term, and we will continue to work diligently on our longer-term initiatives to strengthen our commercial foundation and expand our portfolio of innovative, life-saving products.”

2020 First Quarter Financial and Operational Highlights

▪	Added 13 net new global commercially contracted instruments, including 21 new U.S. contracted instruments.
▪	Live U.S. Pheno instruments at the end of the first quarter were 197, with another 239 U.S. contracted Pheno instruments not yet live.
▪	Net sales for the first quarter of $2.3 million, compared to $1.8 million in the first quarter of 2019.
▪	Gross margin was 45% for the quarter, compared to 48% in the first quarter of 2019.
▪	Selling, general, and administrative expenses for the quarter were $12.9 million, compared to $12.7 million in the first quarter of 2019.
▪	Research and development (R&D) costs for the quarter were $5.8 million, compared to $6.9 million in the first quarter of 2019.
▪	Net loss was $21.3 million in the first quarter, or $0.39 per share, which included $4.2 million in non-cash stock-based compensation expense.
▪	Net cash used in the quarter was $16.4 million, and the Company ended the quarter with total cash, investments, and cash equivalents of $92.0 million.
▪	Entered into a commercial collaboration agreement with BioCheck, Inc., San Francisco, U.S., including their affiliate, Sophonix Ltd., Beijing, China, to sell serology-based SARS-COV-2 antibody tests (IgG and IgM) in the U.S. and EMEA, as disclosed in a press release dated April 14th, 2020.

Full financial results for the quarter ending March 31, 2020 will be filed on Form 10-Q through the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

First Quarter 2020 Results Conference Call Information

The company will review full financial results for the first quarter of 2020 after the market close on Thursday, May 7, 2020. The company’s management will host a conference call at 4:30 p.m. Eastern Time that same day to review the results. To listen to the audio webcast online, visit ir.axdx.com. A replay of the audio webcast will be available until August 7, 2020.

To listen by phone, dial +1.877.883.0383 and enter the conference ID: 8692081

International participants may dial +1.412.317.6506. Please dial in 10-15 minutes prior to the start of the conference. A replay of the call will be available by telephone at +1.877.344.7529 (U.S.) or +1.412.317.0088 (international) using the replay code 10141855 until May 21, 2020.

About Accelerate Diagnostics, Inc.

Accelerate Diagnostics, Inc. is an in vitro diagnostics company dedicated to providing solutions for the global challenges of antibiotic resistance and sepsis. The Accelerate Pheno® system and Accelerate PhenoTest® BC kit combine several technologies aimed at reducing the time clinicians must wait to determine the most optimal antibiotic therapy for deadly infections. The FDA cleared system and kit fully automate the sample preparation steps to report phenotypic antibiotic susceptibility results in approximately 7 hours direct from positive blood cultures. Recent external studies indicate the solution offers results 1-2 days faster than existing methods, enabling clinicians to optimize antibiotic selection and dosage specific to the individual patient days earlier.

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The "ACCELERATE DIAGNOSTICS" and "ACCELERATE PHENO" and "ACCELERATE PHENOTEST" and diamond shaped logos and marks are trademarks or registered trademarks of Accelerate Diagnostics, Inc.

For more information about the company, its products and technology, or recent publications, visit axdx.com.

Forward-Looking Statements

Certain of the statements made in this press release are forward looking, such as, among others, Mr. Phillips statements about adapting our business to maximize our commercial execution in the near term and our longer-term initiative to strengthen our commercial foundation and expand our portfolio of products. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Information about the risks and uncertainties faced by Accelerate Diagnostics is contained in the section captioned "Risk Factors" in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 27, 2020, and in any other reports that the company files with the Securities and Exchange Commission. The company's forward-looking statements could be affected by general industry and market conditions. Except as required by federal securities laws, the company undertakes no obligation to update or revise these forward-looking statements to reflect new events, uncertainties or other contingencies.

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ACCELERATE DIAGNOSTICS, INC.

CONDENSED CONSOLIDATED

BALANCE SHEET

(in thousands, except share data)

	March 31,	December 31,
	2020	2019
	Unaudited
ASSETS
Current assets:
Cash and cash equivalents	$39,487	$61,014
Investments	52,525	47,437
Trade accounts receivable	3,143	3,222
Inventory	8,527	8,059
Prepaid expenses	1,771	955
Other current assets	1,291	1,165
Total current assets	106,744	121,852
Property and equipment, net	8,639	7,905
Right of use assets	3,742	3,917
Other non-current assets	868	750
Total assets	$119,993	$134,424
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,401	$2,351
Accrued liabilities	2,428	3,828
Accrued interest	191	1,262
Deferred revenue	186	271
Current operating lease liability	453	450
Total current liabilities	6,659	8,162
Non-current operating lease liability	3,466	3,579
Other non-current liabilities	93	19
Convertible notes	132,717	130,043
Total liabilities	$142,935	$141,803

Commitments and contingencies

Stockholders’ deficit:
Preferred shares, $0.001 par value;
5,000,000 preferred shares authorized and none outstanding as of March 31, 2020 and December 31, 2019	—	—
Common stock, $0.001 par value;
85,000,000 common shares authorized with 54,993,588 shares issued and outstanding on March 31, 2020 and 85,000,000 common shares authorized with 54,708,792 shares issued and outstanding on December 31, 2019	55	55
Contributed capital	457,987	452,344
Treasury stock	(45,067)	(45,067)
Accumulated deficit	(436,067)	(414,653)
Accumulated other comprehensive income (loss)	150	(58)
Total stockholders’ deficit	(22,942)	(7,379)
Total liabilities and stockholders’ deficit	$119,993	$134,424

See accompanying notes to condensed consolidated financial statements.

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ACCELERATE DIAGNOSTICS, INC.

CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

Unaudited

(in thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2020	2019
Net sales	$2,342	$1,750

Cost of sales	1,287	916
Gross profit	1,055	834

Costs and expenses:
Research and development	5,842	6,933
Sales, general and administrative	12,943	12,723
Total costs and expenses	18,785	19,656

Loss from operations	(17,730)	(18,822)

Other income (expense):
Interest expense	(3,749)	(3,459)
Foreign currency exchange loss	(128)	(59)
Interest income	380	842
Other expense, net	(82)	(2)
Total other expense, net	(3,579)	(2,678)

Net loss before income taxes	(21,309)	(21,500)
Provision for income taxes	—	(221)
Net loss	$(21,309)	$(21,721)

Basic and diluted net loss per share	$(0.39)	$(0.40)
Weighted average shares outstanding	54,837	54,337

Other comprehensive loss:
Net loss	$(21,309)	$(21,721)
Net unrealized gain on debt securities available-for-sale	223	121
Foreign currency translation adjustment	(15)	(76)
Comprehensive loss	$(21,101)	$(21,676)

See accompanying notes to condensed consolidated financial statements.

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ACCELERATE DIAGNOSTICS, INC.

CONDENSED CONSOLIDATED

STATEMENTS OF CASH FLOWS

Unaudited

(in thousands)

	Three Months Ended
	March 31,	March 31,
	2020	2019
Cash flows from operating activities:
Net loss	$(21,309)	$(21,721)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	755	626
Amortization of investment discount	(4)	(180)
Equity-based compensation	4,199	3,397
Provision for bad debt expense	8	—
Amortization of debt discount and issuance costs	2,674	2,387
Unrealized loss on equity investments	8	—
Realized loss (gain) on sale of investments	3	(2)
Loss on disposal of property and equipment	432	329
(Increase) decrease in assets:
Accounts receivable	(9)	(90)
Inventory	(1,735)	(1,567)
Prepaid expense and other	(1,030)	(1,041)
Increase (decrease) in liabilities:
Accounts payable	968	1,151
Accrued liabilities, and other	(1,475)	(1,790)
Accrued interest	(1,071)	(1,071)
Deferred revenue and income	(85)	74
Deferred compensation	74	(7)
Net cash used in operating activities	(17,597)	(19,505)

Cash flows from investing activities:
Purchases of equipment	(438)	(37)
Purchase of marketable securities	(21,582)	(12,826)
Proceeds from sales of marketable securities	—	9,000
Maturities of marketable securities	16,664	28,662
Net cash (used in) provided by investing activities	(5,356)	24,799

Cash flows from financing activities:
Proceeds from issuance of common stock	111	139
Proceeds from exercise of options	1,318	3,677
Net cash provided by financing activities	1,429	3,816

Effect of exchange rate on cash	(3)	(61)

(Decrease) increase in cash and cash equivalents	(21,527)	9,049
Cash and cash equivalents, beginning of period	61,014	66,260
Cash and cash equivalents, end of period	$39,487	$75,309

See accompanying notes to condensed consolidated financial statements.

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ACCELERATE DIAGNOSTICS, INC.

CONDENSED CONSOLIDATED

STATEMENTS OF CASH FLOWS (CONTINUED)

Unaudited

(in thousands)

	Three Months Ended
	March 31,	March 31,
	2020	2019
Non-cash investing activities:
Transfer of instruments from inventory to property and equipment	$1,282	$769
Supplemental cash flow information:
Interest paid	$2,144	$2,144
Income taxes paid, net of refunds	$26	$2

See accompanying notes to condensed consolidated financial statements.

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ACCELERATE DIAGNOSTICS, INC.

CONDENSED CONSOLIDATED

STATEMENTS OF STOCKHOLDERS' DEFICIT

Unaudited

(in thousands)

	Three Months Ended
	March 31,
	2020	2019
Common stock shares outstanding
Beginning	54,709	54,232
Exercise of options	270	215
Issuance of common stock under employee purchase plan	15	7
Ending	54,994	54,454

Common stock
Beginning	$55	$54
Ending	$55	$54

Contributed capital
Beginning	$452,344	$432,885
Exercise of options	1,318	3,677
Issuance of common stock under employee purchase plan	111	139
Equity based compensation	4,214	3,453
Ending	$457,987	$440,154

See accompanying notes to consolidated financial statements.

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ACCELERATE DIAGNOSTICS, INC.

CONDENSED CONSOLIDATED

STATEMENTS OF STOCKHOLDERS' DEFICIT (CONTINUED)

Unaudited

(in thousands)

	Three Months Ended
	March 31,
	2020	2019
Accumulated deficit
Beginning	$(414,653)	$(330,348)
Cumulative effect of accounting changes	(105)	—
Net loss	(21,309)	(21,721)
Ending	$(436,067)	$(352,069)

Treasury stock
Beginning	$(45,067)	$(45,067)
Ending	$(45,067)	$(45,067)

Accumulated other comprehensive (loss) income
Beginning	$(58)	$(149)
Net unrealized gain on debt securities available-for-sale	223	121
Foreign currency translation adjustment	(15)	(76)
Ending	$150	$(104)

Total stockholders' (deficit)	$(22,942)	$42,968

See accompanying notes to consolidated financial statements.

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